Risk management and financial instruments (Restated)	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments (Restated)
Risk management and financial instruments (Restated)

The majority of gross earnings from the Company’s drilling units are receivable in U.S. dollars and the majority of the Company’s other transactions, assets and liabilities are denominated in U.S. dollars, the functional currency of the Company. However, the Company has operations and assets in a number of countries worldwide and incurs expenditures in other currencies, causing its results from operations to be affected by fluctuations in currency exchange rates, primarily relative to the U.S. dollar. The Company is also exposed to changes in interest rates on floating interest rate debt, and to the impact of changes in currency exchange rates on NOK and SEK denominated debt. There is thus a risk that currency and interest rate fluctuations will have a positive or negative effect on the value of the Company’s cash flows. The Company has entered into derivative agreements to mitigate the risk of fluctuations, as described below.

Realized and unrealized gains and losses
The total realized and unrealized gains and losses recognized in the Consolidated Statement of Operations relating to the Company's derivative arrangements for the year ended December 31, 2016, 2015 and 2014 are as follows:

	Year ended December 31,
(In US$ millions)	2016	2015	2014
		Restated
(Losses) / gains recognized in the consolidated statement of operations relating to derivative financial instruments
Interest rate swap agreements not qualified as hedge accounting	(48)	(104)	(177)
Cross currency interest rate swaps not qualified as hedge accounting	(20)	(7)	(172)
Foreign currency forwards not qualified as hedge accounting	—	(9)	(58)
TRS agreements	(6)	(27)	(72)
Other	—	(3)	(18)
(Loss) / gain on derivative financial instruments	(74)	(150)	(497)

Interest rate risk management

The Company’s exposure to interest rate risk relates mainly to its floating interest rate debt and balances of surplus funds placed with financial institutions. This exposure is managed through the use of interest rate swaps and other derivative arrangements. The Company’s objective is to obtain the most favorable interest rate borrowings available without increasing its foreign currency exposure. Surplus funds are generally used to repay revolving credit facilities, or placed in accounts or fixed deposits with reputable financial institutions in order to maximize returns, while providing the Company with the flexibility to meet working capital and capital investments. The extent to which the Company utilizes interest rate swaps and other derivatives to manage its interest rate risk is determined by the net debt exposure.

Interest rate swap agreements not qualified as hedge accounting

At December 31, 2016, the Company had interest rate swap agreements with an outstanding principal of $6,372 million (December 31, 2015: $7,266 million). The agreements have maturity dates between June 3, 2017 and January 29, 2027, swapping the floating element of interest on the Company's facilities for fixed rates ranging between 0.74% and 3.34%. In addition the Company has an interest rate swap contract of principal $162 million (December 31, 2015: $178 million), which was entered into in February 2014 with a forward start in March 2016, under which it pays a floating rate of LIBOR and receive a fixed rate of 2.12%. These agreements do not qualify for hedge accounting, and accordingly any changes in the fair values of the swap agreements are included in the Consolidated Statement of Operations under “(Loss)/gain on derivative financial instruments.” The total fair value of the interest rate swaps outstanding at December 31, 2016 amounted to a gross liability of $64 million and a net liability of $41 million due to master netting agreements with the Company's counterparties, and an asset of $4 million (December 31, 2015 restated: a gross liability of $120 million and net liability of $98 million, and an asset of $2 million). The fair value of the interest rate swaps is classified as "Other current assets" or "Other current liabilities" in the Consolidated Balance Sheet as at December 31, 2016 and December 31, 2015.

The total realized and unrealized losses recognized in the Consolidated Statement of Operations relating to interest rate swap agreements in 2016 amounted to $48 million (2015 restated: losses of $104 million, 2014: losses of $176.1 million).

The Company’s interest rate swap agreements as at December 31, 2016, were as follows:

Maturity date	Total outstanding principal as at December 31, 2016	Receive rate	Pay rate range
	(In US$ millions)
Expiring in 2017	1,385	3 month LIBOR	0.74%	3.8%
Expiring in 2018	1,000	3 month LIBOR	1.1%	3.34%
Expiring in 2019	657	3 month LIBOR	1.11%	1.36%
Expiring in 2020	2,623	3 month LIBOR	1.11%	2.19%
Expiring in 2021 and thereafter	707	3 month LIBOR	1.38%	2.92%
Total	6,372

Cross currency interest rate swaps not qualified as hedge accounting

At December 31, 2016 the Company had outstanding cross currency interest rate swaps with principal amounts of $807 million (December 31, 2015: $807 million) with maturity dates between March 2018 and March 2019 at fixed rates ranging from 4.94% to 6.18%. These agreements do not qualify for hedge accounting and accordingly any changes in the fair values of the swap agreements are included in the Consolidated Statement of Operations under “(Loss)/gain on derivative financial instruments”. The total fair value of cross currency interest swaps outstanding at December 31, 2016 amounted to a gross and net liability of $194 million (December 31, 2015: a gross and net liability of $193 million). The fair value of the cross currency interest swaps is classified as "Other current liabilities" in the Consolidated Balance Sheet as at December 31, 2016 and December 31, 2015.

The Company's cross currency interest rate swap positions as at December 31, 2016, were as follows:

Cross currency interest rate swaps	Outstanding Principal	Original Outstanding Principal	Retranslated Outstanding Principal as at December 31, 2016
	(LCY million)	(US$ million)	(US$ million)
Seadrill NOK denominated	NOK1,800	316	210
Seadrill SEK denominated	SEK1,500	238	164
NADL NOK denominated	NOK1,500	253	175
Total		807	549

The total realized and unrealized losses recognized in the Consolidated Statement of Operations relating to cross currency interest rate swap agreements in 2016 amounted to $20 million (2015 restated: losses of $7 million, 2014: losses of $171 million).

Interest rate hedge accounting

A Ship Finance subsidiary consolidated by the Company as a VIE (refer to Note 35 "Variable Interest Entities"), has entered into interest rate swaps in order to mitigate the exposure to variability in cash flows for future interest payments on the loans taken out to finance the acquisition of the West Linus.  These interest rate swaps qualify for hedge accounting under U.S. GAAP, and the instruments have been formally designated as a hedge to the underlying loan. When the hedge is effective, any changes in its fair value is included in “Other comprehensive income.” The effectiveness of hedging instruments is assessed at each reporting period. The total fair value of these interest rate swaps outstanding at December 31, 2016 amounted to a liability of $1 million (December 31, 2015: a liability of $2 million), which are classified as "Other non-current liabilities" in the Consolidated Balance Sheet. Below is a summary of the notional amount, fixed interest rate payable and duration of the outstanding principal as at December 31, 2016.

Variable interest entity	Outstanding principal as at December 31, 2016	Receive rate	Pay rate	Length of contract
	(In US$ millions)
SFL Linus Limited (West Linus)	4.0	1 month LIBOR	2.01%	Mar 2014 - Oct 2018
SFL Linus Limited (West Linus)	4.0	2 month LIBOR	2.01%	Mar 2014 - Nov 2018
SFL Linus Limited (West Linus)	168.2	3 month LIBOR	1.77%	Dec 2013 - Dec 2018

In the year ended December 31, 2016 the above VIEs recorded $1.1 million fair value gains on interest rate swaps (December 31, 2015: $0.2 million fair value gains). Any such gains or losses are recorded by those VIEs as “Other comprehensive income” but due to their ownership by Ship Finance these gains are allocated to “Non-controlling interest” in the Company's Consolidated Statement of Changes in Equity. The net interest paid on these swaps for the year ended December 31, 2016 was $2 million (2015: net interest paid of $3 million).

Any change in fair value resulting from hedge ineffectiveness is recognized immediately in earnings. The VIEs, and therefore the Company, recognized no gain or loss due to hedge ineffectiveness in the Consolidated Financial Statements during the twelve months ended December 31, 2016 (December 31, 2015: no fair value gain or loss, December 31, 2014: no fair value gain or loss).

Exposure to interest rate fluctuations

As at December 31, 2016, the Company's net exposure to floating interest rate fluctuations on the Company's outstanding debt was $0.23 billion, compared with $0.5 billion as at December 31, 2015, based on the Company's total net interest-bearing debt including related party debt of $9.9 billion less the $7.4 billion total notional principal of the Company's floating to fixed interest rate swaps and cross-currency swaps, less the $2.27 billion in fixed interest loans. A 1% change in short-term interest rates would thus increase or decrease the Company's net income by approximately $3 million on an annual basis as at December 31, 2016, compared to approximately $5 million in 2015.

Foreign exchange risk management

The Company and the majority of its subsidiaries use the U.S. dollar as their functional currency because the majority of their revenues and expenses are denominated in U.S. dollars. Accordingly, the Company’s reporting currency is also U.S. dollars. The Company does, however, earn revenue and incur expenses in other currencies and there is thus a risk that currency fluctuations could have an adverse effect on the value of the Company's cash flows. The Company is also exposed to changes in interest rates on floating interest rate debt, and to the impact of changes in currency exchange rates on NOK and SEK denominated debt. The Company has entered into derivative agreements to mitigate the risk of exchange rate fluctuations as described below.

Foreign currency forwards not qualified as hedge accounting

The Company uses foreign currency forward contracts and other derivatives to manage exposure to foreign currency risk on certain assets, liabilities and future anticipated transactions. Such derivative contracts do not qualify for hedge accounting treatment and are recorded in the Consolidated Balance Sheet under "Other current assets" if the contracts have a net positive fair value, and under "Other current liabilities" if the contracts have a net negative fair value.

At December 31, 2016 and December 31, 2015, the Company had no outstanding currency forward contracts.

The total realized and unrealized losses recognized in the Consolidated Statement of Operations relating to foreign currency forward agreements in 2016 amounted to nil (2015: losses of $9 million, 2014: losses of $57.8 million).

Other arrangements

The Company from time to time may enter into swap agreements, forward contracts or other derivative arrangements based on assets or equity shares of the Company which provide flexible financing alternatives at a low cost.

Exposure to exchange rate fluctuations
A 1% change in the exchange rate between the U.S. dollar and Norwegian Krone (NOK) and Swedish Krona (SEK) would result in a fair value gain of $5.4 million on the NOK and SEK denominated interest bearing debt (2015: gain of $5.4 million) and a fair value loss of $5.5 million on the cross current interest rate swaps (2015: loss of $5.5 million) that would be reflected in the Company's Consolidated Statements of Operations, based on the Company's cross currency interest rate swaps and currency forward contracts as at December 31, 2016.

Equity price risk management

Total Return Swap (“TRS”) Agreements
During 2016, 2015 and 2014 the Company entered into and settled various TRS agreements which are indexed to the Company’s own common shares. The settlement amount for the TRS transaction will be (A) the market value of the shares at the date of settlement plus all dividends paid by the Company between entering into and settling the contract, less (B) the reference price of the shares agreed at the inception of the contract plus the counterparty’s financing costs. Settlement will be either a payment by the counterparty to us, if (A) is greater than (B), or a payment by the Company to the counterparty, if (B) is greater than (A). There is no obligation for the Company to purchase any shares under the agreement and this arrangement has been recorded as a derivative transaction, with the fair value of the TRS recognized as an asset or liability as appropriate, and changes in fair values recognized in the Consolidated Statement of Operations.
On September 5, 2016, the Company settled TRS agreements for 4,000,000 Seadrill Limited shares at a strike price of NOK20.30. As at December 31, 2016 there were no outstanding TRS agreements (December 31, 2015: outstanding TRS agreements for 4,000,000 shares amounting to a liability of $9 million).
The total realized and unrealized losses recognized in the Consolidated Statement of Operations relating to TRS agreements in 2016 amounted to $6 million (2015: losses of $27 million, 2014: losses of $72.6 million).

Sevan share repurchase agreements
During 2013 the Company entered into agreements in which the Company has sold its shares in Sevan Drilling to commercial banks and then entered into a share purchase agreement to repurchase the same amount of shares at a later date which is generally within three months from the date of entering into the sale agreement.
As at December 31, 2014 the Company had agreements for 216,065,464 Sevan Drilling ASA shares at a strike price of NOK4.1701 and 81,828,500 Sevan Drilling ASA shares at a strike price of NOK4.1966.
On February 6, 2015, these forward agreements were settled and new forward agreements were entered into. The cash settlement was NOK135 million. On May 6, 2015, the Company rolled forward the agreement and entered into a forward agreement for 216,065,464 Sevan shares expiring August 10, 2015 with a strike price of NOK0.6247, and a second forward agreement for 81,828,500 Drilling ASA shares expiring August 6, 2015 with a strike price of NOK0.6243.
As part of the Sevan Drilling group’s internal reorganization program effective from June 30, 2015 the parent company of the Sevan Drilling group was migrated from Sevan Drilling ASA, a Norwegian registered entity, to Sevan Drilling Limited, a Bermudan registered entity. As part of the restructuring, shareholders on the Oslo Stock Exchange listed entity were distributed shares in the Bermudan entity on a 20:1 basis. The Norwegian entity was then delisted from the Oslo Stock Exchange, and the Bermudan entity was listed in its place, maintaining the ticker “SEVDR.” Accordingly the outstanding share repurchase agreements mentioned above were settled for consideration paid of $4,000,000, and the Company completed the repurchase of the 297,893,964 shares in Sevan Drilling ASA at a value equal to the nominal value of the shares. Simultaneously new agreements were taken out to repurchase 14,894,699 shares in Sevan Drilling Limited with the same banks.
On November 6, 2015, the Company settled the forward agreement for 10,803,274 shares in Sevan Drilling Limited at a strike price of NOK8.9482 and settled the forward agreement for 4,091,425 shares for a strike price of NOK8.5539. The total amount paid on settlement was $16,000,000. As a result of these transactions, the Company maintained a controlling interest in the Sevan Drilling group, and as a result the Sevan Drilling group remains consolidated in the Company’s Consolidated Financial Statements. Prior to the settlement the share repurchase agreements were accounted for as secured borrowings and therefore the Company had recognized the liabilities associated with these repurchases in "Other current liabilities" of 167 million as at December 31, 2014. As at December 31, 2015 these agreements were fully settled.

SapuraKencana share agreements and financing
On September 18, 2013, the Company entered into two derivative contract agreements with a commercial bank which enabled the Company to obtain financing against a portion of the Company's equity investment in SapuraKencana in which the Company received $250 million upfront as prepayment for one of the agreements. The agreements have a settlement date three years from the inception date and include an interest equivalent component which is based on the prepaid amount received and LIBOR plus 1.90% per annum.
On July 8, 2015, the Company amended the financing arrangement relating to its equity investment in SapuraKencana and extended the agreement to July 2018. The total financing was reduced by $90 million to $160 million, and the corresponding restricted cash held as collateral of $93 million was settled against the liability. In addition the interest rate increased to LIBOR plus 2.6%. As at December 31, 2015 the Company had associated restricted cash of $160 million due to the significant fall in the share price of SapuraKencana.
On February 24, 2016, the Company elected to exercise the optional termination notice under the prepaid forward and equity swap agreements, and the corresponding liability of $160 million and restricted cash of $160 million were settled, and the pledged security was released.

Prior to exercising, the amount pledged as security at December 31, 2015 was $195 million, which has been presented as a long term marketable security on the Consolidated Balance Sheet (see Note 14 "Marketable Securities" to the Consolidated Financial Statements included herein). The unrealized gains and losses resulting from measuring the fair value of these contracts at December 31, 2015 was a gross asset of $135 million and a gross liability of $135 million, which have been offset in the Consolidated Balance Sheet and Consolidated Statement of Operations as these agreements meet the criteria for offsetting. The $160 million received as a prepayment to the Company was included in "Other non-current liabilities" as at December 31, 2015.

Other derivative agreements
Total realized and unrealized gains and losses on other derivative instruments amounted to nil for 2016 (2015: a loss of $3 million, 2014: a loss of $19 million).

Fair values of financial instruments

The carrying value and estimated fair value of the Company’s financial instruments at December 31, 2016 and December 31, 2015 are as follows:

	December 31, 2016		December 31, 2015
(In US$ millions)	Fair value	Carrying value	Fair value	Carrying value
Assets
Cash and cash equivalents	1,368	1,368	1,044	1,044
Restricted cash	75	75	248	248
Related party loans receivable - short term	174	174	371	371
Related party loans receivable - long term	487	487	464	464
Liabilities
Long-term floating rate debt (including the current portion)	6,542	7,333	8,204	8,204
Current portion of fixed rate CIRR loans	—	—	33	33
Long term portion of fixed rate CIRR loans	—	—	43	43
Fixed interest bonds - short term	432	843	—	—
Fixed interest bonds - long term	334	892	944	1,840
Floating interest bonds - long term	223	540	283	541
Related party fixed rate debt - long term	242	415	415	415

U.S. GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, U.S. GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within level 3 of the hierarchy).

Level 1 input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The carrying value of cash and cash equivalents and restricted cash, which are highly liquid, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.

The fair value of the related party loans receivable from Seadrill Partners, Archer and SeaMex are estimated to be equal to the carrying value. This debt is not freely tradable and cannot be recalled by the Company at prices other than specified in the loan note agreements. The loans were entered into at market rates. They are categorized as level 2 on the fair value measurement hierarchy. Other trading balances with related parties are not shown in the table above and are covered under Note 31 "Related party transactions". The fair value of other trading balances with related parties are also assumed to be equal to their carrying value.

The fair value of the current and long-term portion of floating rate debt is derived using the Discounted Cash Flow (DCF) model. The cost of debt of 10.2% was used to estimate the present value of the future cash flows. The Company has categorized this at level 2 on the fair value measurement hierarchy.

The fair value of the current and long-term portion of the fixed rate CIRR loans is equal to its carrying value, as it is matched with an equal balance of restricted cash. As of December 31, 2015, the Company has categorized this at level 2 on the fair value measurement hierarchy.

The fixed interest rate bonds are freely tradable and their fair value has been set equal to the price at which they were traded at on December 31, 2016 and December 31, 2015. The Company has categorized this at level 1 on the fair value measurement hierarchy.

The floating interest bonds are freely tradable and their fair value has been set equal to the price at which they were traded at on December 31, 2016 and December 31, 2015. The Company has categorized this at level 1 on the fair value measurement hierarchy.

The fair value of the loans provided by Ship Finance to the Company’s VIE’s are derived using the Discounted Cash Flow (DCF) model. The cost of debt of 10.2% was used to estimate the present value of the future cash flows. The Company has categorized this at level 2 on the fair value measurement hierarchy. Refer to Note 31 "Related party transactions" for additional information.

Financial instruments that are measured at fair value on a recurring basis:

	Fair value	Fair value measurements at reporting date using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)	December 31, 2016	(Level 1)	(Level 2)	(Level 3)
Assets:
Marketable securities - current and non-current assets	110	110	—	—
Interest rate swap contracts – non-current assets	4	—	4	—
Total assets	114	110	4	—

Liabilities:
Interest rate swap contracts – current liabilities	41	—	41	—
Interest rate swap contracts – non-current liabilities	1	—	1	—
Cross currency interest rate swap contracts – current liabilities	194	—	194	—
Total liabilities	236	—	236	—

	Fair value	Fair value measurements at reporting date using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)	December 31, 2015	(Level 1)	(Level 2)	(Level 3)
	Restated
Assets:
Marketable securities - current and non-current assets	291	291	—	—
Interest rate swap contracts – non-current assets	2	—	2	—
Total assets	293	291	2	—

Liabilities:
Interest rate swap contracts – current liabilities	98	—	98	—
Interest rate swap contracts – non-current liabilities	2	—	2	—
Cross currency interest rate swap contracts – current liabilities	193	—	193	—
Other derivative instruments – current liabilities	9	—	9	—
Total liabilities	302	—	302	—

Quoted market prices are used to estimate the fair value of marketable securities, which are valued at fair value on a recurring basis.

The fair value of total return equity swaps is calculated using the closing prices of the underlying listed shares, dividends paid since inception and the interest rate charged by the counterparty. The Company has categorized these transactions as level 2 on the fair value measurement hierarchy.

The fair values of interest rate swaps, cross currency interest rate swaps, and forward exchange contracts are calculated using well-established independent valuation techniques, applied to contracted cash flows and expected future LIBOR and NIBOR interest rates, and counterparty non-performance credit risk assumptions as at December 31, 2016. The calculation of the credit risk in the swap values is subject to a number of assumptions including an assumed credit default swap rate based on our traded debt, and recovery rate, which assumes the proportion of value recovered, given an event of default. The Company has restated the financial statements for the year ended December 31, 2015 relating to the fair value accounting principles applied under U.S. GAAP to the Company's interest rate and cross currency swap portfolio. Please see "Note 39 - Restatement of previously issued Financial Statements" for further information on the restatement. We have categorized these transactions as level 2 on the fair value measurement hierarchy.

The fair value of other derivative instruments is calculated using the closing prices of the underlying securities, dividends paid since inception and the interest charged by the counterparty.

Retained Risk

a) Physical Damage Insurance

The Company purchases hull and machinery insurance to cover for physical damage to its drilling rigs. The Company retains the risk, through self-insurance, for the deductibles relating to physical damage insurance on the Company’s drilling unit fleet, currently a maximum of $5 million per occurrence.

b) Loss of Hire Insurance

The Company purchases insurance to cover operating deepwater drilling units, harsh environment jack-ups, and one semi tender belonging to Seadrill Partners, for loss of revenue in the event of extensive downtime caused by physical damage, where such damage is covered under the Company’s physical damage insurance. The Company’s self-insured retentions under the loss of hire insurance are up to 60 days after the occurrence of the physical damage, plus up to 25% of the daily loss of hire after the 60 day period. Thereafter the Company is compensated for loss of revenue up to 180 days or 290 days depending on the rig. The Company retains the risk that the repair of physical damage takes longer than the total number of days in the loss of hire policy.

c) Protection and Indemnity Insurance

The Company purchases protection and indemnity insurance and excess liability for personal injury liability for crew claims, non-crew claims and third-party property damage including oil pollution from the drilling rigs to cover claims between $200 million and $750 million depending on the type of drilling rig and area of operation, per event and in the aggregate.  The Company retains the risk for the deductible of up to $25,000 per occurrence relating to protection and indemnity insurance, or up to $500,000 for claims made in the United States.

d) Windstorm Insurance

The Company has elected to place an insurance policy for physical damage to rigs and equipment caused by named windstorms in the U.S. Gulf of Mexico with a Combined Single Limit of $100 million in the annual aggregate, which includes loss of hire. The Company has renewed its policy to insure a limited part of this windstorm risk for a further period starting May 1, 2017 through April 30, 2018.

Credit risk

The Company has financial assets, including cash and cash equivalents, marketable securities, other receivables and certain amounts receivable on derivative instruments, mainly forward exchange contracts and interest rate swaps. These assets expose the Company to credit risk arising from possible default by the counterparty. The Company considers the counterparties to be creditworthy financial institutions and does not expect any significant loss to result from non-performance by such counterparties. The Company, in the normal course of business, does not demand collateral. The credit exposure of interest rate swap agreements, currency option contracts and foreign currency contracts is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements, adjusted for counterparty non-performance credit risk assumptions. It is the Company’s policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give the Company the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes to the Company.

Concentration of risk

The Company has financial assets, including cash and cash equivalents, marketable securities, other receivables and certain derivative instrument receivable amounts. These other assets expose the Company to credit risk arising from possible default by the counterparty. There is also a concentration of credit risk with respect to cash and cash equivalents to the extent that most of the amounts are carried with DNB ASA, Nordea Bank Finland Plc, Danske Bank A/S, and ING Bank N.V. The Company considers these risks to be remote. For details on the customers with greater than 10% of contract revenues, please refer to Note 3 "Segment information".